UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2013

AJS BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-189171	To be determined
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

14757 South Cicero Avenue, Midlothian, Illinois	60445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (708) 687-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On September 19, 2013, the Office of the Comptroller of the Currency (the “OCC”), the primary regulator of A.J. Smith Federal Savings Bank (the “Bank”), terminated its formal agreement with the Bank which was entered into on March 8, 2012. The formal agreement was entered into between the OCC and the Bank in order to correct certain findings by the OCC of unsafe and unsound practices at the Bank. The Bank remains designated in “troubled condition” under OCC prompt corrective action rules and remains subject to an individual minimum capital requirement. The Bank is the wholly owned subsidiary of AJS Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AJS BANCORP, INC. (Registrant)
DATE: September 25, 2013	By:	/s/ Emily Lane
Emily Lane
Vice President and Chief Financial Officer